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Exhibit 23.1

Consent of Independent Registered Public Accounting Firm

        We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 30, 2012, in Amendment No. 1 to the Registration Statement (Form F-1 No. 333-178658) and related Prospectus of Avast Software B.V. dated March 30, 2012.

/s/ Ernst & Young Ernst & Young Audit, s.r.o. Prague, Czech Republic
March 30, 2012

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  Exhibit 23.1